PROSPECTUS SUPPLEMENT

(To Prospectus Supplement dated April 14, 2014,

and Prospectus dated April 14, 2014)

CREDIT SUISSE HIGH YIELD BOND FUND

Up to 15,392,109 Common Shares of Beneficial Interest

Credit Suisse Asset Management, LLC (“CSAM”), the investment adviser to the Credit Suisse High Yield Bond Fund (the “Fund”), and certain of its affiliates have received a permanent exemptive order from the Securities and Exchange Commission (the “Commission”) to permit them to continue serving as investment advisers and principal underwriters for U.S.-registered investment companies, such as the Fund. Due to a provision in the law governing the operation of U.S.-registered investment companies, they would otherwise have become ineligible to perform these activities as a result of the plea in the Plea Agreement (as defined below). The permanent exemptive order permits CSAM to continue to provide services to the Fund, so long as, among other things, no current or former employee of Credit Suisse AG (“CSAG”), the indirect parent company of CSAM, or any affiliate of CSAG who previously has been or who subsequently may be identified by CSAG or any U.S. or non-U.S. regulatory or enforcement agencies as having been responsible for the conduct described in the Plea Agreement will be employed by CSAM and certain of its affiliates. As a result of the receipt of the permanent exemptive order (and the previous receipt of a temporary exemptive order), CSAM believes the settlements in May 2014 involving CSAG and Credit Suisse Group AG (described below) will not have any material impact on the Fund or on the ability of CSAM to perform services for the Fund.

Neither the Adviser nor the Fund was named in the Plea Agreement or other settlements relating to the conduct set out in the Plea Agreement. The conduct set out in the Plea Agreement did not involve the Fund or the Adviser with respect to its investment adviser activities relating to the Fund or any other funds that receive services from the Adviser.

Description of Recent Settlements

On May 19, 2014, the U.S. Department of Justice (the “Department of Justice”) filed a one-count criminal information (the “Information”) in the District Court for the Eastern District of Virginia charging CSAG with conspiracy to commit tax fraud related to accounts CSAG established for cross-border clients. The Department of Justice and CSAG entered into a plea agreement (the “Plea Agreement”) settling the action pursuant to which CSAG pleaded guilty to the charge set out in the Information.

The Plea Agreement required CSAG to pay over $1.8 billion to the U.S. government, including the U.S. Internal Revenue Service. The Plea Agreement also required CSAG to lawfully undertake certain remedial actions to address the conduct described in the Plea Agreement.

As indicated above, CSAG entered into other settlements relating to the conduct set out in the Plea Agreement. CSAG entered into a Consent Order with the Federal Reserve Board (the “Federal Reserve”) to resolve certain findings by the Federal Reserve, including that the activities of CSAG regarding opening of foreign accounts for U.S. taxpayers, provision of investment services to U.S. clients, and operation of CSAG’s New York representative office prior to 2009 lacked adequate enterprise-wide risk management and compliance policies and procedures sufficient to ensure that all of its activities comply with U.S. laws and regulations. In addition, CSAG entered into a Consent Order with the New York State Department of Financial Services (the “DFS”) to resolve the DFS’s investigation into the conduct described in the Plea Agreement. The settlement with the Federal Reserve required CSAG to pay $100 million to the Federal Reserve, and the settlement with the DFS required CSAG to pay $715 million to the DFS.

These settlements follow a settlement by Credit Suisse Group AG (“CS Group”), the parent company of CSAG, with the Commission on February 21, 2014 to resolve an investigation by the Commission into solicitation and provision of broker-dealer and investment advisory services to certain U.S. cross-border clients by CS Group while not registered with the Commission as a broker-dealer or investment adviser. As part of the settlement, CS Group retained an independent consultant to evaluate its policies and procedures and examine its broker-dealer and investment adviser activities to fully verify that the business that was the subject of the Commission investigation has been completely exited. CS Group also agreed to pay $196,511,014, which includes $82,170,990 in disgorgement, $64,340,024 in interest and a $50,000,000 penalty.

This Prospectus Supplement should be read in conjunction with, and may not be delivered or utilized without, the Prospectus dated April 14, 2014, and the Prospectus Supplement dated April 14, 2014.

The date of this Prospectus Supplement is June 24, 2014.

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